ASSETMARK FUNDS

SUPPLEMENT TO THE
PROSPECTUS
DATED JULY 31, 2010

The date of this Supplement is March 3, 2011

1.           On December 31, 2010, Integrity Asset Management, LLC (“Integrity”), a sub-advisor for the AssetMark Small/Mid Cap Value Fund, was acquired by Munder Capital Management and its parent company Munder Capital Holdings, LLC (collectively “Munder”), a registered investment advisor based in Birmingham, Michigan (the “Transaction”).  As a result of the Transaction, Integrity is now a wholly owned subsidiary of Munder.

As a result of the Transaction discussed above, all references to the portfolio manager team members’ roles as Principals of Integrity and as members of Integrity’s Board of Managers are deleted and the disclosure in the section Management of the Funds – Sub-Advisors and Portfolio Managers on page 109 of the Prospectus is revised as follows:

Integrity Asset Management, LLC (“Integrity”), 401 West Main Street, Suite 2100, Louisville, Kentucky 40202, is a sub-advisor for the Small/Mid Cap Value Fund. Integrity is a wholly owned subsidiary of Munder Capital Management.  Munder Capital Management is registered with the SEC as an investment advisor.  As of December 31, 2010, Integrity managed approximately $3 billion in assets while Munder Capital Management managed approximately $14 billion.

2.           Effective December 31, 2010, Jeffrey S. Partenheimer no longer serves as a portfolio manager for the portion of the AssetMark Large Cap Value Fund that is sub-advised by NFJ Investment Group LLC.  All references to Mr. Partenheimer are deleted from the Prospectus.

Please retain this Supplement with your Prospectus for future reference.

ASSETMARK FUNDS

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2010

The date of this Supplement is March 3, 2011

1.           On December 31, 2010, Integrity Asset Management, LLC (“Integrity”), a sub-advisor for the AssetMark Small/Mid Cap Value Fund, was acquired by Munder Capital Management and its parent company Munder Capital Holdings, LLC (collectively “Munder”), a registered investment advisor based in Birmingham, Michigan (the “Transaction”).  As a result of the Transaction, Integrity is now a wholly owned subsidiary of Munder.

As a result of the Transaction discussed above, the disclosure in the section Investment Advisor and Sub-Advisors – The Sub-Advisors and Portfolio Managers on page 61 of the Statement of Additional Information is revised as follows:

Integrity Asset Management, LLC (“Integrity”), sub-advisor for the Small/Mid Cap Value Fund. Integrity is a wholly owned subsidiary of Munder Capital Management.  Munder Capital Management is registered with the SEC as an investment advisor. As of December 31, 2010, Integrity managed approximately $3 billion in assets while Munder Capital Management managed approximately $14 billion.

2.           Effective December 31, 2010, Jeffrey S. Partenheimer no longer serves as a portfolio manager for the portion of the AssetMark Large Cap Value Fund that is sub-advised by NFJ Investment Group LLC.  All references to Mr. Partenheimer are deleted from the Statement of Additional Information.

3.           Effective December 31, 2010, Leonard H. Rossen resigned from his position as Trustee of AssetMark Funds.  All references to Mr. Rossen are deleted from the Statement of Additional Information.

Please retain this Supplement with your Statement of Additional Information for future reference.